UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

KINGSTONE COMPANIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KINGSTONE COMPANIES, INC.
15 Joys Lane
Kingston, New York 12401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 11, 2022

To the Stockholders of Kingstone Companies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kingstone Companies, Inc., a Delaware corporation (the “Company” or “we”), will be held on August 11, 2022, at 15 Joys Lane, Kingston, New York 12401, at 9:00 a.m., for the following purposes:

1.	To elect six directors for the coming year.

2.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To hold a non-binding advisory vote to approve the Company’s executive compensation.

4.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on June 17, 2022, are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners, unless they have directed us to provide the materials in a different manner. The Notice provides instructions on how to access and review all of the important information contained in this proxy statement, as well as how to submit a proxy by telephone or over the Internet. If you receive the Notice and would still like to receive a printed copy of our proxy materials, instructions for requesting these materials are included in the Notice. The Company plans to mail the Notice to stockholders by July 1, 2022. The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, are available electronically to the Company’s stockholders of record as of the close of business on June 17, 2022, at www.proxyvote.com.

Floyd R. Tupper
Secretary

Kingston, New York
July 1, 2022

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

KINGSTONE COMPANIES, INC.
15 Joys Lane
Kingston, New York 12401
____________________________

PROXY STATEMENT
____________________________

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being made available to all stockholders of record at the close of business on June 17, 2022, in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on August 11, 2022, at 9:00 a.m., local time, or any adjournment thereof. Proxy materials for the Annual Meeting of Stockholders were made available to stockholders on or about July 1, 2022.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:

(i)	FOR the nominees named in the proxy to our Board of Directors;

(ii)	FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(iii)	FOR the approval of the compensation of our named executive officers.

If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited under the current rules of the New York Stock Exchange from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote.” The election of directors and the advisory vote on the approval of executive compensation are considered “non-routine” matters and therefore may not be voted on by your bank or broker absent specific instructions from you. The ratification of the selection of our independent registered public accounting firm is a routine matter. Please instruct your bank or broker so your vote can be counted.

Our Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for substitute or alternate nominees to the Board of Directors. In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of shares of common stock outstanding and entitled to vote as of the close of business on June 17, 2022, was 10,644,408. Our common stock is the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote. A majority of the shares of common stock outstanding and entitled to vote as of the close of business on June 17, 2022, or 5,322,205 shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees; however, in order to cumulate votes, a stockholder must request a proxy card (as Internet and telephone voting will not be available for such purposes). Only stockholders of record as of the close of business on June 17, 2022, will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being six nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals and may be voted for the other nominees.

Stockholders may expressly abstain from voting on Proposals 2 and 3 by so indicating on the proxy.  Abstentions are counted as present in the tabulation of votes on Proposals 2 and 3.  Since each of Proposals 2 and 3 requires the affirmative approval of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 15 Joys Lane, Kingston, New York 12401, Attention: Corporate Secretary. Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices located at 15 Joys Lane, Kingston, New York 12401, and also during the whole time of the meeting for inspection by any stockholder who is present. To contact us, stockholders should call (845) 802-7900.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2021 and 2020, for certain executive officers, including our Chief Executive Officer (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Barry B. Goldstein	2021	$500,000	$-	$1,386,500(2)	$-	$-	$34,935(6)	$1,921,435
Chief Executive Officer; Executive Chairman of the Board	2020	$500,000	$-	$1,386,500(3)	$-	$-	$32,609(7)	$1,919,109

Meryl S. Golden	2021	$500,000	$-	$211,020(4)	$-	$-	$23,600(8)	$734,620
Chief Operating Officer; President, Kingstone Insurance Company	2020	$500,000	$73,646	$-	$-	$-	$23,400(9)	$597,046

Sarah (Minlei) Chen	2021	$267,515	$40,000	$36,520(5)	$-	$-	$6,588(10)	$350,623
Chief Actuary, Kingstone Insurance Company
_________
(1)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation), excluding the effect of estimated forfeitures. Assumptions used in the calculations of these amounts are included in Note 12 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 available electronically to our stockholders.

(2)
In January 2021, Mr. Goldstein was granted an aggregate of 251,769 shares of restricted common stock under our Amended and Restated 2014 Equity Participation Plan (the “2014 Plan”). Such grant vested to the extent of 125,885 shares as of the first anniversary of the date of grant and vests to the extent of 62,942 shares as of December 29, 2023 and 62,942 shares as of December 30, 2024. See “Termination of Employment and Change-in-Control Arrangements – Barry B. Goldstein” below for a discussion of certain provisions relating to the restricted stock granted to Mr. Goldstein.

(3)
In January 2020, Mr. Goldstein was granted an aggregate of 174,622 shares of restricted common stock under the 2014 Plan. Such grant vested to the extent of 58,208 shares as of the first anniversary of the date of grant and 58,207 shares as of the second anniversary of the date of grant and vests to the extent of 29,104 shares as of December 29, 2023 and 29,103 shares as of December 30, 2024.  See “Termination of Employment and Change-in-Control Arrangements – Barry B. Goldstein” below for a discussion of certain provisions relating to the restricted stock granted to Mr. Goldstein.

(4)
In January 2021, Ms. Golden was granted 30,000 shares of restricted common stock under the 2014 Plan. Such grant vested to the extent of 10,000 shares as of the first anniversary of the date of grant and vests to the extent of 10,000 shares as of each of the second and third anniversaries of the date of grant. In addition, in December 2021, Ms. Golden was granted 2,400 shares of restricted stock under the 2014 Plan. Such grant vests to the extent of 800 shares as of each of the first, second and third anniversaries of the date of grant. See “Termination of Employment and Change-in-Control Arrangements – Meryl Golden” below for a discussion of certain provisions relating to the restricted stock granted to Ms. Golden.

(5)
In January 2021, Ms. Chen was granted 3,572 shares of restricted common stock under the 2014 Plan. Such grant vested to the extent of 1,191 shares as of the first anniversary of the date of grant and vests to the extent of 1,191 and 1,190 shares as of the second and third anniversaries of the date of grant, respectively. In addition, in December 2021, Ms. Chen was granted 2,400 shares of restricted stock under the 2014 Plan. Such grant vests to the extent of 800 shares as of each of the first, second and third anniversaries of the date of grant. See “Termination of Employment and Change-in-Control Arrangements – Sarah (Minlei) Chen” below for a discussion of certain provisions relating to the restricted stock granted to Ms. Chen.

(6)
Represents employer matching contributions under our deferred compensation plan of $11,335, employer matching contributions under our defined contribution plan of $11,600 and a car allowance of $12,000.

(7)
Represents employer matching contributions under our deferred compensation plan of $11,909, employer matching contributions under our defined contribution plan of $8,700 and a car allowance of $12,000.

(8)	Represents employer matching contributions under our defined contribution plan of $11,600 and a car allowance of $12,000.

(9)	Represents employer matching contributions under our defined contribution plan of $11,400 and a car allowance of $12,000.

(10)	Represents employer matching contributions under our defined contribution plan.

Employment Contracts
Barry B. Goldstein

Employment Agreement effective as of January 1, 2020

On October 14, 2019, we entered into a second amended and restated employment agreement with Mr. Goldstein which took effect as of January 1, 2020 and expires on December 31, 2022 (the “Second Amended Goldstein Employment Agreement”).

Pursuant to the Second Amended Goldstein Employment Agreement, Mr. Goldstein is entitled to receive an annual base salary of $500,000 and an annual bonus equal to 6% of our consolidated income from operations before taxes, exclusive of our consolidated net investment income (loss), net unrealized gains (losses) on equity securities and net realized gains (losses) on investments, up to a maximum of 2.5 times his base salary. In addition, pursuant to the Second Amended Goldstein Employment Agreement, Mr. Goldstein was entitled to receive a long-term compensation (“LTC”) payment of between $945,000 and $2,835,000 based on a specified minimum increase in our adjusted book value per share (as defined in the Second Amended Goldstein Employment Agreement) as of December 31, 2022 as compared to December 31, 2019 (with the maximum LTC payment being due if the average per annum increase is at least 14%). Pursuant to the Third Amended Goldstein Employment Agreement (discussed below), Mr. Goldstein relinquished the right to receive the LTC.  Pursuant to the Second Amended Goldstein Employment Agreement, Mr. Goldstein received a grant, under the terms of the 2014 Plan, during January 2020, of a number of shares of restricted stock determined by dividing $1,250,000 by the fair market value of our common stock on the date of grant. The January 2020 grant vested with respect to one-third of the award on each of the first and second anniversaries of the grant date and will vest with respect to one-sixth of the award on each of December 29, 2023 and December 30, 2024, based on the continued provision of services through such dates. Also pursuant to the Second Amended Goldstein Employment Agreement, Mr. Goldstein received a grant, under the terms of the 2014 Plan, during January 2021, of a number of shares of restricted stock determined by dividing $1,500,000 by the fair market value of our common stock on the date of grant. The January 2021 grant vested with respect to one-half of the award on the first anniversary of the grant date and will vest with respect to one-fourth of the award on each of December 29, 2023 and December 30, 2024, based on the continued provision of services through such dates. Further, pursuant to the Second Amended Goldstein Employment Agreement, Mr. Goldstein received in 2020, 2021 and 2022 a grant, under the terms of the 2014 Plan, of a number of shares of restricted stock determined by dividing $136,500 by the fair market value of our common stock on the date of grant. The 2020 grant vested with respect to one-third of the award on each of the first and second anniversaries of the grant date and will vest with respect to one-sixth of the award on each of December 29, 2023 and December 30, 2024, based on the continued provision of services through such dates. The 2021 grant vested with respect to one-half of the award on the first anniversary of the grant date and will vest with respect to one-fourth of the award on each of December 29, 2023 and December 30, 2024, based on the continued provision of services through such dates. The 2022 grant will vest with respect to one-half of the award on each of December 29, 2023 and December 30, 2024, based on the continued provision of services through such dates.

See “Termination of Employment and Change-in-Control Arrangements – Barry B. Goldstein” below for a discussion of the provisions of the Second Amended Goldstein Employment Agreement and the Third Amended Goldstein Employment Agreement with regard to payments due and the acceleration of stock grants in the event of the termination of Mr. Goldstein’s employment under certain circumstances and/or in the event of a change in control.

Employment Agreement effective as of January 1, 2023

On June 27, 2022, we entered into a third amended and restated employment agreement with Mr. Goldstein which takes effect as of January 1, 2023, and expires on December 31, 2024 (the “Third Amended Goldstein Employment Agreement”).

Pursuant to the Third Amended Goldstein Employment Agreement, Mr. Goldstein is entitled to receive an annual base salary of $500,000 and an annual bonus equal to 3% of our consolidated income from operations before taxes, exclusive of our consolidated net investment income (loss), net unrealized gains (losses) on equity securities and net realized gains (losses) on investments, up to a maximum of 1.25 times his base salary.

Meryl S. Golden

Employment Agreement effective as of January 1, 2021

We and Ms. Golden are parties to an amended and restated employment agreement dated as of December 24, 2020 (the “Amended Golden Employment Agreement”). Pursuant to the Amended Golden Employment Agreement, which expires on December 31, 2022, Ms. Golden serves as our Chief Operating Officer and is entitled to receive an annual base salary of $500,000. In addition, pursuant to the Amended Golden Employment Agreement and the 2014 Plan, in September 2019, Ms. Golden was granted an option to purchase 50,000 shares of common stock which has vested to the extent of 12,500 shares on each of the date of grant and each of the first and second anniversaries of the date of grant and will vest to the extent of 12,500 shares on the third anniversary of the date of grant. Further, pursuant to the Amended Golden Employment Agreement and the 2014 Plan, in each of January 2021 and January 2022, Ms. Golden was granted 30,000 shares of restricted stock. The 2021 grant vested to the extent of 10,000 on the first anniversary of the date of grant and will vest to the extent of 10,000 shares on each of the second and third anniversaries of the date of grant.  The 2022 grant will vest to the extent of 10,000 shares on each of the first, second and third anniversaries of the date of grant.

Employment Agreement effective as of January 1, 2023

On June 27, 2022, we entered into a second amended and restated employment agreement with Ms. Golden which takes effect as of January 1, 2023, and expires on December 31, 2024 (the “Second Amended Golden Employment Agreement”).

Pursuant to the Second Amended Golden Employment Agreement, Ms. Golden is entitled to receive an annual base salary of $500,000 and an annual bonus equal to 3% of our consolidated income from operations before taxes, exclusive of our consolidated net investment income (loss), net unrealized gains (losses) on equity securities and net realized gains (losses) on investments, up to a maximum of 1.25 times her base salary. In addition, pursuant to the Second Amended Golden Employment Agreement, Ms. Golden is entitled to receive a grant, under the terms of the 2014 Plan, during each of January 2023 and January 2024, under certain circumstances, of a number of shares of restricted stock determined by dividing $136,500 by the fair market value of our common stock on the date of grant. The 2023 grant will vest with respect to one-half of the award on the first anniversary of the grant date and one-half of the award on December 31, 2024, based on the continued provision of services through such dates. The 2024 grant will vest on December 31, 2024, based on the continued provision of services through such date.  In the event that we are precluded from making a grant in 2023 or 2024, then instead Ms. Golden shall be entitled to receive a cash bonus of $136,500 for such year.

See “Termination of Employment and Change-in-Control Arrangements – Meryl S. Golden” below for a discussion of the provisions of the Amended Golden Employment Agreement and the Second Amended Golden Employment Agreement with regard to payments due and the acceleration of stock awards in the event of the termination of Ms. Golden’s employment under certain circumstances and/or in the event of a change in control.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth certain information concerning exercisable and unexercisable stock options and unvested stock grants held by the Named Executive Officers as of December 31, 2021:

		Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
Barry B. Goldstein	-	-	-	-	368,183(1)	$1,840,915	-	$-

Meryl S. Golden	37,500	12,500(2)	$8.72	9/25/24	32,400(3)	$162,000	-	$-

Sarah (Minlei) Chen	-	-	-	-	8,836(4)	$44,180	-	$-
____________________

(1)
Such shares vested to the extent of 58,207 shares on January 3, 2022, and 125,885 shares on January 4, 2022, and will vest to the extent of 92,046 shares on December 29, 2023 and 92,045 shares on December 30, 2024.

(2)	Such option is exercisable on September 25, 2022.

(3)
Such shares vested to the extent of 10,000 shares on January 4, 2022, and will vest to the extent of 10,000 shares on each of January 4, 2023 and 2024 and 800 shares on each of December 13, 2022, 2023 and 2024.

(4)
Such shares vested to the extent of 1,191 shares on January 28, 2022, and will vest to the extent of 1,432 shares on each of November 2, 2022 and 2023, 1,191 shares on January 28, 2023, 1,190 shares on January 28, 2024, and 800 shares on each of December 13, 2022, 2023 and 2024.

Termination of Employment and Change-in-Control Arrangements
Barry B. Goldstein

Pursuant to each of the Second Amended Goldstein Employment Agreement and the Third Amended Goldstein Employment Agreement, in the event that Mr. Goldstein’s employment is terminated by us without cause, or he resigns for good reason (each as defined in each such employment agreement), Mr. Goldstein would be entitled to receive his annual base salary and bonus for the remainder of the term. In addition, in the event that Mr. Goldstein’s employment is terminated by us without cause (or by us for any reason after December 31, 2022), or he resigns for good reason, or, in the event of the termination of Mr. Goldstein’s employment due to disability or death, Mr. Goldstein’s granted but unvested restricted stock awards will vest.

Pursuant to the Second Amended Goldstein Employment Agreement, Mr. Goldstein would be entitled to receive, under certain circumstances, a payment equal to 3.82 times his then annual base salary and his accrued bonus in the event of the termination of his employment within eighteen months following a change of control of our company.  Pursuant to the Third Amended Goldstein Employment Agreement, Mr. Goldstein would be entitled to receive, under certain circumstances, a payment equal to 1.5 times his then annual base salary and his accrued bonus in the event of the termination of his employment within eighteen months following a change of control of our company  In addition, pursuant to the 2014 Plan, Mr. Goldstein’s unvested restricted stock awards will vest in the event of a change of control of our company.

Meryl S. Golden

Pursuant to the Amended Golden Employment Agreement, in the event that Ms. Golden’s employment is terminated by us without cause, or she resigns for good reason (each as defined in the Amended Golden Employment Agreement), Ms. Golden would be entitled to receive her annual base salary for the remainder of the term or for twelve months, whichever is sooner.  Pursuant to the Second Amended Golden Employment Agreement, such period would be the remainder of the term or for twelve months, whichever is later. In addition, pursuant to the 2014 Plan, in the event of a termination of employment due to the death or disability of Ms. Golden, the option and stock grants scheduled to vest on the next vesting date following such event shall vest under certain circumstances notwithstanding such event. Further, in the event that Ms. Golden’s employment is terminated by us without cause, or she resigns for good reason, Ms. Golden’s granted but unvested restricted stock awards will vest.

Ms. Golden would be entitled to receive, under certain circumstances, a payment equal to 1.5 times her then annual base salary (and her accrued bonus pursuant to the Second Amended Golden Employment Agreement) in the event of the termination of her employment within eighteen months following a change in control of our company.  In addition, pursuant to the 2014 Plan, Ms. Golden’s outstanding stock options and restricted stock awards will vest in the event of a change of control of our company.

Sarah (Minlei) Chen

Pursuant to the 2014 Plan, in the event of a termination of employment due to the death or disability of Ms. Chen, the stock grants scheduled to vest on the next vesting date following such event shall vest under certain circumstances notwithstanding such event.  In addition, pursuant to the 2014 Plan, Ms. Chen’s outstanding restricted stock awards will vest in the event of a change of control of our company.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Total

William L. Yankus	$83,000	$40,000	$-	$123,000
Floyd R. Tupper	$88,000	$40,000	$-	$128,000
Carla A. D’Andre	$78,000	$40,000	$-	$118,000
Timothy P. McFadden	$78,000	$40,000	$-	$118,000
__________________

(1)
Amounts reflect the aggregate grant date fair value of grants made in the fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation), excluding the effect of estimated forfeitures. Assumptions used in the calculations of these amounts are included in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, available electronically to our shareholders.

The aggregate number of unvested restricted stock awards outstanding as of fiscal year end for each non-employee director is as follows:
Name	Unvested Restricted Stock Awards (#)

Floyd R. Tupper	6,154
William L. Yankus	6,154
Carla A. D’Andre	6,154
Timothy P. McFadden	6,154

Our non-employee directors are entitled to receive annual compensation for their services as directors as follows:

●	$63,000;

●
an additional $25,000 for service as audit committee chair, an additional $20,000 for service as compensation committee chair, an additional $10,000 for service as investment committee chair, and an additional $15,000 for service as chair of other committees; and

●	$40,000 of our common stock determined by the closing stock price on the first business day of the year, which vest on the first anniversary of the grant date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 17, 2022, regarding the beneficial ownership of our shares of common stock by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each present director, (iii) each Named Executive Officer and (iv) all of our present executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Approximate Percent of Class

Barry B. Goldstein 15 Joys Lane Kingston, New York	832,076	(1)	7.8%

Floyd R. Tupper	79,576	(2)	*

Meryl S. Golden	47,500	(3)	*

William L. Yankus	29,945		*

Carla A. D’Andre	28,095	(4)	*

Timothy P. McFadden	27,740		*

Sarah (Minlei) Chen	1,578		*

The TCW Group, Inc. on behalf of the TCW Business Unit 865 South Figueroa Street Los Angeles, California	743,903	(5)	7.0%

Michael Doak Griffin Highline Capital LLC 4514 Cole Avenue Dallas, Texas	595,238	(6)	5.6%

Punch & Associates Investment Management, Inc. 7701 France Avenue South, Suite 300 Edina, Minnesota	584,000		5.5%

All executive officers and directors as a group (7 persons)	1,046,510	(1)(2)(3)(4)	9.8%

* Less than 1%.

(1)
The information regarding Mr. Goldstein is based solely on publicly available information filed with the SEC. Includes (i) 73,168 shares of common stock owned by Mr. Goldstein’s wife and (ii) 15,000 shares held in a retirement trust for the benefit of Mr. Goldstein. Mr. Goldstein has sole voting and dispositive power over 758,908 shares of common stock and shared voting and dispositive power over 73,168 shares of common stock. The inclusion of the shares owned by Mr. Goldstein’s wife and the retirement trust shall not be construed as an admission that Mr. Goldstein is, for purposes of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of such shares.

(2)
Includes (i) 32,395 shares owned by Mr. Tupper’s wife (ii) 6,675 shares held in a retirement trust for the benefit of Mr. Tupper and (iii) 810 shares held in a retirement trust for the benefit of Mr. Tupper’s wife. Mr. Tupper has sole voting and dispositive power over 46,371 shares of common stock and shared voting and dispositive power over 33,205 shares of common stock. The inclusion of the shares owned by Mr. Tupper’s wife and the retirement trusts for the benefit of Mr. Tupper and his wife shall not be construed as an admission that Mr. Tupper is, for purposes of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of such shares.

(3)	Includes 37,500 shares issuable upon the exercise of options that are exercisable currently.

(4)
Includes (i) 1,400 shares held in a retirement trust for the benefit of Ms. D’Andre and (ii) 10,000 shares held in a retirement trust for the benefit of Ms. D’Andre’s husband. Ms. D’Andre has sole voting and dispositive power over 18,095 shares of common stock and shared voting and dispositive power over 10,000 shares of common stock. The inclusion of the shares owned by the retirement trust for the benefit of Ms. D’Andre’s husband shall not be construed as an admission that Ms. D’Andre is, for purposes of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of such shares.

(5)
The information regarding The TCW Group, Inc. on behalf of the TCW Business Unit is based solely on Amendment No. 2 to Schedule 13G filed by such reporting person with the SEC on February 9, 2022 (the “TCW 13G/A”). According to the TCW 13G/A, such reporting person has shared voting and dispositive power over the 743,903 shares of common stock.

(6)
The information regarding Michael Doak (“Doak”) and Griffin Highline Capital LLC (“Griffin”) is based solely on Amendment No. 2 to Schedule 13D filed by such reporting persons with the SEC on May 4, 2022 (the “Doak/Griffin 13D/A”). According to the Doak/Griffin 13D/A, each of Doak and Griffin has shared voting and dispositive power over the 595,238 shares of common stock.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of December 31, 2021, with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance, aggregated as follows:

●	All compensation plans previously approved by security holders; and

●	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	107,201	$8.31	1,069,305(1)

Equity compensation plans not approved by security holders	-	-	-

Total	107,201	$8.31	1,069,305(1)

(1)	Includes 628,531 shares reserved for issuance pursuant to unvested restricted stock grants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Victor Brodsky

In connection with the cessation of employment of Victor Brodsky as our Chief Financial Officer effective September 30, 2020 (the “Brodsky Separation Date”), we entered into an Agreement and General Release (the “Brodsky Separation Agreement”) with Mr. Brodsky. Pursuant to the Brodsky Separation Agreement, we agreed to provide the following payments and benefits to Mr. Brodsky in full satisfaction of all payments and benefits and other amounts due to him upon his cessation of employment: (i) $155,969 (representing five months of base salary); (ii) continuing group health coverage commencing on October 1, 2020, and ending no later than February 28, 2021; and (iii) continued vesting of all granted but unvested stock and option awards as if Mr. Brodsky had remained in our employ.

Benjamin Walden

In connection with the cessation of employment of Benjamin Walden as Executive Vice President and Chief of Actuary of KICO effective September 30, 2020 (the “Walden Separation Date”), we entered into an Agreement and General Release (the “Walden Separation Agreement”) with Mr. Walden. Pursuant to the Walden Separation Agreement, we agreed to provide the following payments and benefits to Mr. Walden in full satisfaction of all payments and benefits and other amounts due to him upon his cessation of employment: (i) an amount equal to the base salary he would have received had he remained employed through November 30, 2020, (with an extension thereof to December 31, 2020, under certain circumstances); (ii) continuing group health coverage commencing on the Walden Separation Date and ending no later than December 31, 2020; and (iii) the grant to Mr. Walden of an option to purchase 19,207 shares of common stock, which option vests two years from the date of grant.

Other

The daughter of Barry Goldstein, Amanda Rofsky, is employed as our Investor Relations Director and serves as Vice President of Cosi Agency, Inc., one of our subsidiaries. For the fiscal year ended December 31, 2021, she earned $166,188 in compensation.

Related Party Transactions

Due to the infrequency of related party transactions, we have not formally adopted procedures for the review of, or standards for approval of, such transactions; however, our Board of Directors (or a designated committee thereof) will review related party transactions on a case-by-case basis.

PROPOSAL 1: ELECTION OF DIRECTORS

Six directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.

Nominees for Directors

All of the nominees are currently members of our Board of Directors. The following table sets forth each nominee’s age as of June 17, 2022, the positions and offices presently held by him or her with us, and the year in which he or she became a director. The Board of Directors recommends a vote FOR all nominees. The person named as proxy intends to vote cumulatively all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.

Name	Age	Positions and Offices Held	Director Since

Barry B. Goldstein	69	Chief Executive Officer, President, Executive Chairman of the Board and Director	2001
Meryl S. Golden	62	Chief Operating Officer and Director	2020
Floyd R. Tupper	67	Secretary and Director	2014
William L. Yankus	62	Director	2016
Carla A. D’Andre	66	Director	2017
Timothy P. McFadden	60	Director	2018

Barry B. Goldstein
Mr. Goldstein has served as our Chief Executive Officer and President, as well as Chief Executive Officer of Kingstone Insurance Company, our wholly-owned New York property and casualty insurer (“KICO”), since July 2019. He previously served as our Chief Executive Officer, President and Chairman of the Board from March 2001 through December 2018, as Chief Executive Officer of KICO from January 2012 through December 2018 and as President of KICO from January 2012 through December 2018 and from July 2019 through September 2021. Mr. Goldstein has served as our Executive Chairman of the Board since January 2019, and as one of our directors since March 2001. He served as our Chief Financial Officer from March 2001 to November 2007 and as our Treasurer from May 2001 to August 2013. Since January 2006, Mr. Goldstein has served as Chairman of the Board of KICO. He has served as Chairman of its Executive Committee since October 2019 (having previously served in such capacity from 2006 to 2018). Mr. Goldstein has served as Chief Investment Officer of KICO since August 2008. He was Treasurer of KICO from March 2010 through September 2010. Effective July 1, 2009, we acquired a 100% equity interest in KICO. Mr. Goldstein is a certified public accountant (inactive). Mr. Goldstein received his B.A. degree and M.B.A. from State University of New York at Buffalo. We believe that Mr. Goldstein’s extensive experience in the insurance industry, including his executive-level service with KICO since 2006, give him the qualifications and skills to serve as one of our directors.

Meryl S. Golden

Ms. Golden has served as our Chief Operating Officer since September 2019 and as one of our directors since March 2020. She has also served as Chief Operating Officer, a director and a member of the Executive Committee of KICO since September 2019 and as its President since October 2021. Ms. Golden has over 25 years of experience in the insurance industry. She served as Northeast General Manager of Progressive Insurance from 2000 to 2004 (having served as Connecticut General Manager at Progressive from 1996 to 2000). Ms. Golden was Senior Vice President/General Manager at Liberty Mutual from 2005 to 2007. From 2007 to 2009, she was a Management Committee advisor to Bridgewater Associates, a hedge fund. Ms. Golden served as General Manager of North America for Earnix, a banking and insurance software company, from 2010 to 2018 and was Sales Manager, Insurance Solutions for Arity, a mobility and data analytics company founded by Allstate, from 2018 until September 2019. Ms. Golden received her B.S. degree in Accounting from the Wharton School of the University of Pennsylvania and her M.B.A. in Marketing and Finance from the University of Chicago. We believe that Ms. Golden’s executive level experience in the insurance industry gives her the qualifications and skills to serve as one of our directors.

Floyd R. Tupper

Mr. Tupper is a certified public accountant in New York City. For over 30 years, Mr. Tupper has counseled high-net worth individuals by creating tax planning strategies to achieve their goals as well as those of their families. He has also helped small businesses by developing business strategies to meet their current and future needs. He began his career in public accounting with Ernst & Young LLP prior to becoming self-employed. Mr. Tupper holds an M.B.A. in Taxation from the New York University Stern School of Business and a B.S. degree from New York University. Mr. Tupper served as a director of KICO from 2006 to 2018 and has served as Chairman of its Audit Committee since 2006. From 1990 until 2010, Mr. Tupper served as a Trustee of The Acorn School in New York City. He was also a member of the school’s Executive Committee and served as its Treasurer from 1990 to 2010. Mr. Tupper is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He has served as one of our directors and Chairman of our Audit Committee since June 2014 and as our Secretary since June 2015. We believe that Mr. Tupper’s accounting experience, as well as his service on the Board of KICO (including his service as Chairman of its Audit Committee), give him the qualifications and skills to serve as one of our directors.

William L. Yankus

Mr. Yankus brings to the Board over 30 years’ experience in the insurance industry. Since September 2015, Mr. Yankus has provided insurance-related consulting services through Pheasant Hill Advisors, LLC. From 2011 to 2015, he was Managing Director – Investment Banking at Stern Agee where he focused on small and mid-sized insurers. Mr. Yankus served as Managing Director-Insurance Research at Fox-Pitt, Kelton from 1993 to 2009 and then as Head of Insurance Research at its successor, Macquerie, from 2009 to 2010. Mr. Yankus served as Vice President, Insurance Research at Conning & Company from 1985 to 1993. He completed the CFA program in 1989 and passed the CT uniform CPA exam in 1984. Mr. Yankus has served as one of our directors since March 2016, Chairman of our Compensation Committee since April 2017 and Chairman of our Investment Committee since February 2020. He received his B.A. degree in Economics and Accounting from The College of the Holy Cross. We believe that Mr. Yankus’ executive level experience in the insurance industry gives him the qualifications and skills to serve as one of our directors.

Carla A. D’Andre

Ms. D’Andre has more than 40 years of experience in the insurance industry. Since 2009, Ms. D’Andre has been Chairman, CEO and President of D’Andre Insurance Group, Inc., which she co-founded. D’Andre Insurance Group, Inc. is the parent of two independent insurance agencies. Prior to co-founding D’Andre Insurance Group, Ms. D’Andre held executive-level roles at several companies in the insurance industry, including Executive Vice President, Head – Global Corporate Practice and Member – Partner’s Council at Willis Group Holdings plc, a multinational risk advisor, insurance brokerage and reinsurance brokerage company; Managing Director and Strategic Account Manager at AON Risk Services, a global provider of risk management solutions; Chief Operating Officer at XL Capital’s insurance and technology start-up firm, Inquis Logic Inc.; Member of Senior Management and Managing Director of Swiss Re New Markets and Director of Alternative Markets at Swiss ReAmerica, affiliates of Swiss Reinsurance Company Ltd, a global reinsurance company; Senior Vice President of Sedgwick North America, an insurance brokerage firm; and Vice President of Johnson & Higgins, an insurance brokerage firm. Ms. D’Andre serves in senior capacities in several insurance industry groups. In January 2019 she was elected by her peers to a three-year term as a member of The Institutes’ CPCU Society Leadership Council. She also serves as a member of the Executive Advisory Council of St. John’s University School of Risk Management, Insurance and Actuarial Science. She has served as one of our directors since May 2017 and currently serves as Chair of our Finance Committee. Ms. D’Andre has an M.B.A. from Pace University’s Lubin School of Business and a B.B.A. degree from St. John’s University’s School of Risk Management, Insurance and Actuarial Science. We believe that Ms. D’Andre’s extensive experience in multiple capacities in the insurance industry gives her the qualifications and skills to serve as one of our directors.

Timothy P. McFadden

Mr. McFadden has more than 30 years of experience in the insurance industry. Since 2012, Mr. McFadden has served as CEO and President of State Farm Indemnity Auto Insurance Company and Senior Vice President of State Farm Insurance, Eastern Market Area. Since 2015, he has also served as CEO and President of State Farm Florida Fire Company. Mr. McFadden served as Senior Vice President of State Farm Insurance Companies, Southern Zone from 2008 to 2011 and Senior Vice President of State Farm Insurance Companies, Southern & Mid Atlantic Zones from 2011 to 2013. Prior to joining the insurance industry, he was a Captain in the United States Army. Mr. McFadden is a member of Stetson University’s College of Law Board of Overseers. He formerly served as a member of the Board of State Farm Indemnity Auto Insurance Company, Local Initiatives Support Corporation, American College Ethics Board, State Farm Florida Fire Company, Top Layer Reinsurance and Florida Council of 100. Mr. McFadden received his B.S. degree from the United States Military Academy at West Point and his J.D. from Stetson College of Law. He also completed the General Management Program at Harvard Business School and received his Chartered Life Underwriter Designation from The American College of Financial Services. Mr. McFadden has served as one of our directors and Chair of our Nominating and Corporate Governance Committee since August 2018. We believe that Mr. McFadden’s executive level experience in the insurance industry gives him the qualifications and skills to serve as one of our directors.

Family Relationships

There are no family relationships among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Board Diversity

Board Diversity Matrix (As of June 17, 2022)
Board Size:
Total Number of Directors:	6
	Female	Male
Part I: Gender Identity
Directors	2	4
Part II: Demographic Background
White	2	4

Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements.  The responsibilities and duties of the Audit Committee include the following:

•
assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by us to the Securities and Exchange Commission, our stockholders or to the general public, and our internal financial and accounting controls,

•	oversee the appointment, compensation and retention of, and the work performed by, any independent public accountants engaged by us,

•	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations,

•	recommend, establish and monitor procedures designed to facilitate:

◾	the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters, and

◾	the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The members of our Board’s Audit Committee currently are Messrs. Tupper, Yankus and McFadden.  Our Board has adopted a written charter for the Audit Committee.  A copy of the charter is available on our website, www.kingstonecompanies.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members, selecting director nominees to be presented for Board and/or stockholder approval, identifying members of the Board to serve on each Board committee, and developing corporate governance guidelines.

The members of the Nominating and Corporate Governance Committee currently are Messrs. McFadden and Tupper and Ms. D’Andre. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is available on our website, www.kingstonecompanies.com.

The Nominating and Corporate Governance Committee considers, among other things, diversity of background, experience, skills, expertise, personal and professional integrity, character, business judgment, time availability and conflicts of interest in evaluating prospective Board members.   The Nominating and Corporate Governance Committee Charter requires that the Nominating and Corporate Governance Committee ensure that the initial list of candidates from which new independent director nominees are chosen by the Board include at least one candidate who is a person of color and one candidate who is female.  The Nominating and Corporate Governance Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below.  The Nominating and Corporate Governance Committee evaluates all candidates based upon the considerations discussed above, as well as ‘independence’ (for purposes of compliance with the rules of the SEC and the NASDAQ Marketplace Rules).  After conducting an initial evaluation of a prospective nominee, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Nominating and Corporate Governance Committee may also ask the candidate to meet with management.  If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate's nomination and election.  At this time, except as discussed above, the Nominating and Corporate Governance Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.  The Board has determined that no independent director will serve for more than a total of 20 years in that capacity, unless otherwise determined by the Board, and that any independent director who reaches age 75 while serving as a director must retire from the Board effective at the end of his or her then current term, unless otherwise determined by the Board.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees.  The responsibilities and duties of the Compensation Committee include the following:

•	review and approve the compensation of our Chief Executive Officer,

•	make recommendations to our Board regarding the compensation of all other executive officers,

•
review, and make recommendations to our Board regarding, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by our stockholders, which includes the ability to adopt, amend and terminate such plans,

•
administer our incentive compensation plans and equity-based plans, including designating the employees to whom awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan,

•
review, and make recommendations to our Board regarding, employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control, for our Chief Executive Officer and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans,

•	review, and make recommendations to our Board regarding, all employee benefit plans, which includes the ability to adopt, administer, amend and terminate such plans,

•	review director compensation for service on our Board and Board committees and recommend any changes to our Board.

The members of the Compensation Committee currently are Messrs. Yankus and Tupper and Ms. D’Andre. Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is available on our website, www.kingstonecompanies.com.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers. The Compensation Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight.  Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures, and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since January 2019, Barry B. Goldstein has served as our Executive Chairman of the Board, having served from 2001 through 2018 as our Chairman of the Board. Mr. Goldstein served as our Chief Executive Officer from 2001 through 2018 and has served in such capacity since July 2019. We do not currently have a lead independent director. At this time, our Board of Directors believes that Mr. Goldstein’s combined role as Chief Executive Officer and Executive Chairman of our Board enables us to benefit from Mr. Goldstein’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost. Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our stockholders are best served by our current leadership structure.

Report of the Audit Committee

In overseeing the preparation of the financial statements of the Company as of December 31, 2021, and for the years ended December 31, 2021 and 2020, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with management. The Audit Committee also discussed with Marcum LLP (“Marcum”), our outside auditors, the matters required to be discussed by Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect.

The Audit Committee received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence and the Audit Committee discussed Marcum’s independence with Marcum.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Floyd R. Tupper
William L. Yankus
Timothy P. McFadden

Meetings

Our Board of Directors held eight meetings during the fiscal year ended December 31, 2021.

The Audit Committee of the Board of Directors held six meetings during the fiscal year ended December 31, 2021.

The Nominating and Corporate Governance Committee of the Board of Directors held one meeting during the fiscal year ended December 31, 2021.

The Compensation Committee of the Board of Directors held one meeting during the fiscal year ended December 31, 2021.

During 2021, all of our directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of the meetings of the committees of the Board on which they served.

We do not have a formal policy regarding director attendance at our annual meeting of stockholders. However, all directors are encouraged to attend. Each of our directors attended last year’s annual meeting of stockholders.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, Kingstone Companies, Inc., 15 Joys Lane, Kingston, New York 12401, Attention: Corporate Secretary. Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Audit Committee Financial Expert

Our Board of Directors has determined that Mr. Tupper qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K. Mr. Tupper is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the SEC by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common stock and certain trusts of which reporting persons are trustees. We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2021. To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2021, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Richard Swartz, our Chief Accounting Officer, filed one Form 4 late, reporting one transaction, and Sarah (Minlei) Chen, KICO’s Chief Actuary, filed one Form 4 late, reporting one transaction.

Director Independence

Board of Directors

Our Board of Directors is currently comprised of Barry B. Goldstein, Floyd R. Tupper, William L. Yankus, Carla A. D’Andre, Timothy P. McFadden and Meryl S. Golden. Our board of directors has determined that each of Messrs. Tupper, Yankus and McFadden and Ms. D’Andre is independent under applicable Nasdaq listing standards and federal securities rules and regulations.

Audit Committee

The members of our Board’s Audit Committee currently are Messrs. Tupper, Yankus and McFadden, each of whom is independent under applicable Nasdaq listing standards and federal securities rules and regulations on independence of Audit Committee members.

Nominating and Corporate Governance Committee

The members of our Board’s Nominating and Corporate Governance Committee currently are Messrs. McFadden and Tupper and Ms. D’Andre, each of whom is independent under applicable Nasdaq listing standards and federal securities rules and regulations on independence.

Compensation Committee

The members of our Board’s Compensation Committee currently are Messrs. Yankus and Tupper and Ms. D’Andre, each of whom is independent under applicable Nasdaq listing standards and federal securities rules and regulations on independence.

Recommendation

The Board of Directors recommends a vote FOR all nominees.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Marcum LLP as our independent registered public accounting firm to examine our financial statements for the year ending December 31, 2022.

Although ratification by stockholders is not required by our organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by stockholders of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee may reconsider whether or not to retain Marcum, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Marcum has served as our independent registered public accountants with respect to each fiscal year since the year ended December 31, 2013.

It is not expected that a representative of Marcum will attend the meeting.

The following is a summary of the fees billed to us by Marcum, our independent auditors, for professional services rendered for the fiscal years ended December 31, 2021 and 2020.

Fee Category	Fiscal 2021 Fees	Fiscal 2020 Fees
Audit Fees(1)	$308,350	$241,535
Tax Fees(2)	$-	$-
Audit-Related Fees(3)	$-	$-
All Other Fees(4)	$-	$-
	$308,350	$241,535

(1)
Audit Fees consist of fees billed for services rendered for the audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, services rendered in connection with the filing of Form S-8, and services provided in connection with other statutory or regulatory filings.

(2)	Marcum did not provide any tax services during the fiscal year.

(3)	Marcum did not provide any “Audit-Related” services during the fiscal year.

(4)	Marcum did not provide any other services during the fiscal year.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. Substantially all of the fees shown above were pre-approved by the Audit Committee.

Vote Required

The ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we are providing our stockholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers as disclosed pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.

The compensation structure established by our Compensation Committee is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of stockholder value, to reward executives when we perform financially or operationally well, to align the financial interests of our executives with the interests of our stockholders, and to be competitive within our industry. We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited us over time.

We are requesting stockholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive officers’ compensation. Because the stockholder vote is advisory, it is not binding on us or our Board of Directors. However, our Board and the Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions that our stockholders express in their votes. The Compensation Committee will review the results of the stockholder votes on this “say-on-pay” proposal and consider whether to recommend any changes or modifications to our executive compensation policies and practices as a result of such votes.

We are asking our stockholders to indicate their support for our named executive officer compensation through the following resolution:

“RESOLVED, that the stockholders approve the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.”

Vote Required

The affirmative vote of the stockholders who hold a majority of our shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of this proposal.

Recommendation

The Board of Directors recommends a vote FOR approval of the compensation of our named executive officers as disclosed in this proxy statement.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at our offices in Kingston, New York by March 3, 2023, for inclusion in our proxy statement and form of proxy relating to such meeting.

The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

Stockholder Proposals

In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting. To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the notice regarding the availability of proxy materials for the prior year’s annual meeting of stockholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed by more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the notice regarding the availability of proxy materials for the current year. A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

•	the name and address of the stockholder proposing such business;

•	the class and number of our shares which are beneficially owned by such stockholder; and

•	any material interest of such stockholder in such business.

Stockholder Nominees

In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days’ notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

•	the day on which the notice of the date of the meeting was made available to stockholders, or

•	the day on which such public disclosure of the meeting date was made.

The stockholder sending the notice of nomination must describe various matters, including such information as:

•	the name, age, business and residential addresses, occupation or employment and shares held by the nominee;

•	any other information relating to such nominee required to be disclosed in a proxy statement; and

•	the name, address and number of shares held by the stockholder.

These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Corporate Secretary at 15 Joys Lane, Kingston, New York 12401. The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1, 2, and 3 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-K

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2021 (excluding exhibits). We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

Barry B. Goldstein
Chief Executive Officer

Kingston, New York
July 1, 2022

# Your **Vote** Counts!

**KINGSTONE COMPANIES, INC.**

2022 Annual Meeting
Vote by August 10, 2022
11:59 PM ET

KINGSTONE COMPANIES, INC.
15 JOYS LANE
KINGSTON, NY 12401

D88082-P77099

## You invested in KINGSTONE COMPANIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 11, 2022.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote in Person at the Meeting***

August 11, 2022
9:00 AM Eastern Time

15 Joys Lane
Kingston, New York 12401

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

## Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. To elect six directors for the coming year.<br>**Nominees:**<br>01) Barry B. Goldstein 04) William L. Yankus<br>02) Meryl S. Golden 05) Carla A. D'Andre<br>03) Floyd R. Tupper 06) Timothy P. McFadden | For |
| 2. To ratify the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. | For |
| 3. To hold a non-binding advisory vote to approve the Company's executive compensation. | For |
| 4. To transact such other business as may properly come before the meeting. | |

**THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES (AND THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO CUMULATE VOTES AMONG NOMINEES) AND FOR PROPOSALS 2 AND 3. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING. THE CUMULATIVE VOTING FEATURE APPLICABLE TO THE ELECTION OF DIRECTORS IS ONLY AVAILABLE BY VOTING THE PROXY CARD AND IS NOT AVAILABLE IF YOU VOTE BY TELEPHONE OR BY INTERNET.**

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D88083-P77099

KINGSTONE COMPANIES, INC.
15 JOYS LANE
KINGSTON, NY 12401

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 10, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 10, 2022. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88079-P77099 KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** DETACH AND RETURN THIS PORTION ONLY

**KINGSTONE COMPANIES, INC.**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect six directors for the coming year. | ☐ | ☐ | ☐ |

**To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.**

________________________

**Nominees:**

01) Barry B. Goldstein
02) Meryl S. Golden
03) Floyd R. Tupper
04) William L. Yankus
05) Carla A. D'Andre
06) Timothy P. McFadden

**The Board of Directors recommends a vote FOR all of the named nominees.**

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES (AND THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO CUMULATE VOTES AMONG NOMINEES) AND FOR PROPOSALS 2 AND 3. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.**

To cumulate votes as to a particular nominee or nominees as explained in the Proxy Statement, check box to the right, then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**ANNUAL MEETING OF STOCKHOLDERS OF**

**KINGSTONE COMPANIES, INC.**

**August 11, 2022**

**Please date, sign and mail your proxy card in the envelope provided as soon as possible.**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Please detach along perforated line and mail in the envelope provided.

D88080-P77099

## KINGSTONE COMPANIES, INC.

### This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Barry B. Goldstein as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the common shares of Kingstone Companies, Inc. held of record by the undersigned at the close of business on June 17, 2022 at the Annual Meeting of Stockholders to be held on August 11, 2022 or any adjournment thereof.

**IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY TO VOTE IN THE SAME MANNER AS YOU VOTED YOUR PROXY CARD EXCEPT FOR THE CUMULATIVE VOTING FEATURE APPLICABLE TO THE ELECTION OF DIRECTORS, WHICH IS ONLY AVAILABLE BY VOTING THE PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON AUGUST 10, 2022.**

**CUMULATIVE VOTING - If you exercise cumulative voting, please check the box on the reverse side.**

| NAME OF NOMINEE | # OF VOTES CAST |
|---|---|
| | |
| | |
| | |
| | |
| | |
| | |
| | |

**(Continued and to be signed on the reverse side)**